Exhibit 10.24

                           FIRST AMENDMENT OF SUBLEASE

           Reference is made to that certain sublease entitled SUBLEASE (the "Sublease") dated June 28, 1999, between GIGA INFORMATION GROUP, INC. (hereinafter "Sublessor") and INCERT SOFTWARE CORPORATION (hereinafter "Sublessee"), relating to that certain premises comprised of approximately 7,868 square feet of space and located on the first floor of Building No. 1400, One Kendall Square in Cambridge, Massachusetts (hereinafter the "Premises").

           WHEREAS, Sublessor and Sublessee wish to extend the term of this Sublease on the same terms and conditions as those set forth in the Sublease, except as modified herein.

           WHEREAS, Sublessor has extended the term of the Master Lease by a First Amendment dated August 7, 2000 (as so amended, the "Master Lease").

           NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Sublessor and Sublessee hereby agree as follows:

1. Effective November 1, 2000, Section 1A of the Sublease is modified by replacing the first sentence with the following: "Sublessor hereby leases to Sublessee and Sublessee hereby sublets from Sublessor the Premises for a term of six (6) months (hereinafter the "Term") commencing on November 1, 2000 and ending April 30, 2001, unless sooner terminated as herein provided. Commencing May 1, 2001, the Term of this Sublease shall be extended on a month to month basis pursuant to all its terms and conditions. Either party may terminate this Sublease upon ninety (90) days written notice for any termination date from and after April 30, 2001."

2. Effective November 1, 2000, Section 2 of the Sublease is modified by replacing the first sentence with the following: "During the Term, Sublessee shall pay to Sublessor, as Base Rent for the Premises, at an annual rate of Three Hundred Thirty-eight Thousand Three Hundred Twenty-four ($338,324.00) Dollars, in equal monthly installments of Twenty-eight Thousand One Hundred Ninety-three and 67/100 ($28,193.67) Dollars, payable in advance of the first day of each and every month."

3. Effective November 1, 2000, Section 11 of the Sublease is modified by replacing the first sentence with the following: "Concurrently with the execution and delivery of the First Amendment of Sublease, Sublessee shall deposit One Thousand Three Hundred Eleven and 34/100 ($1,311.34) Dollars as a security deposit ("Security Deposit") in addition to the current Security Deposit of Twenty-six Thousand, Eight Hundred Eighty-two and 33/100 ($26,882.33) Dollars for a total Security Deposit of Twenty-eight Thousand One Hundred Ninety-three and 67/100 ($28,193.67) Dollars and Sublessor shall hold the same throughout the Term of this Sublease as security for the performance by Sublessee of all obligations on the part of Sublessee to be performed hereunder.

4. This Amendment shall be effective upon the consent of the Master Landlord as required under the Master Lease.

           Except as modified by this First Amendment of Sublease, the Sublease shall remain unmodified and in full force and effect.

EXECUTED as a sealed instrument the 12th day of October, 2000.


                                SUBLESSOR:
                                GIGA INFORMATION GROUP, INC.

                                By: /s/ VM Lynch
                                    ------------------------------------------
                                    Victoria M. Lynch Vice President and
                                    Corporate Controller



                                SUBLESSEE:
                                INCERT SOFTWARE CORPORATION

                                By: /s/ David M. Slatcher
                                    ------------------------------------------
                                Its: Corporate Controller
                                     and Assistant  Secretary
                                     -----------------------------------------






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